UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1780 55th St., Suite C Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 993-5271
Registrant’s telephone number, including area code

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2016, Surna Inc. (the “Company”) has been privately negotiating with certain holders of certain 10% convertible promissory notes (the “Original Notes”) and warrants (the “Original Warrants” and together with the Original Notes, the “Original Securities”) with a view to amending and converting the Original Notes and amending the terms of the Original Warrants.

The Original Securities were issued as part of a unit (each unit consisted of 250,000 shares of Common Stock, an Original Warrant to purchase 50,000 shares of Common Stock and an Original Note in the principal amount of $50,000) to investors participating in the Company’s private placement financing that completed closings between October 31, 2014 and February 27, 2015. The Original Notes mature and become payable two years from issuance.

As of December 6, 2016, the Company has entered into Note Conversion and Warrant Amendment Agreements (each, an “Agreement” and together, the “Agreements”) with each of 33 holders, to: (i) amend the Original Note (each an “Amended Note”) to reduce the conversion price of such holder’s Original Note and simultaneously cause the conversion of the outstanding amount under such Original Note into shares of Common Stock of the Company (“Conversion Shares”); and (ii) reduce the exercise price of the Original Warrant (each, an “Amended Warrant” and together with an Amended Note, the “Amendments”). Each Agreement has been privately negotiated so the terms may vary. Pursuant to the Agreements, the Original Notes have been amended to reflect a reduced conversion price per share between $0.12 and $0.16. Additionally, pursuant to the Agreements, certain Original Warrants have been amended to reflect a reduced exercise price per share of $0.35, with the exception of the first Agreement signed which amended certain Original Warrants to reflect a reduced exercise price of $0.15 per share.

Pursuant to the Agreements, the Company has (i) converted Original Notes with an aggregate outstanding principal amount of approximately $1,475,000, or approximately 60% of the total principal amount under the Original Notes, (ii) issued 12,220,604 Conversion Shares in connection with the conversion of such Original Notes and (iii) amended 1,425,000 Original Warrants. All of the holders party to the Note Conversion and Warrant Amendment Agreements were “accredited investors” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Amendments, the Company has also negotiated with some of the holders a restriction that limits the number of Conversion Shares a holder may sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of such shares issuable in connection with the Amendments without the prior written consent of the Company for a period of ninety (90) days after the date of such holder’s Agreement.

The Company intends to negotiate with the remaining holders of the Original Notes to convert the remaining $1,061,000 of principal; however, it cannot make any assurance that it will be successful in converting any more Original Notes.

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The foregoing summary of the Agreements is qualified in its entirety by reference to the full text of the Agreements, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above under Item 1.01 is incorporated by reference under this Item 3.02.

The Conversion Shares and the Amended Warrants were issued in reliance on exemptions from registration pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each investor was an accredited investor, each investor had access to information about the Company and their investment, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 7.01 Regulation FD.

On December 7, 2016, the Company issued a press release regarding the Note Conversion and Warrant Amendment Agreements. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated December 7, 2016 (furnished herewith).

Important Information

The information in this Current Report on Form 8-K (this “Current Report”) is for informational purposes only, and the proposed transactions described above shall not constitute an offer to buy, exchange or amend securities or constitute the solicitation of an offer to sell, exchange or amend any of the Company’s securities. The holders of the Original Securities previously represented to the Company that they were accredited investors (as defined in Rule 501 of Regulation D promulgated under the Securities Act) in connection with the transactions in which such holders acquired the Original Securities. The Company will not modify a holder’s Original Securities if the Company does not have a reasonable belief that such holder currently is an accredited investor. Additionally, the Company will not modify the Original Securities if the Company determines that a valid securities exemption is not available under the Securities Act. The disclosure contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as permitted by Rule 135c under the Securities Act.

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Forward Looking Statements

This Current Report includes “forward-looking statements.” Forward-looking statements discuss matters that are not historical facts. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans and objectives of the Company or its management or the Company’s board of directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about the Company and its business relating to the future; and (e) any statements using such words as “anticipate”, “believe”, “estimate”, “could”, “should”, “would”, “seek”, “plan”, “expect”, “may”, “predict”, “project”, “intend”, “potential”, “continue”, or similar expressions. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: uncertainties as to the timing of the transactions; uncertainties as to how many holders will agree to the terms of a transaction; the possibility that various closing conditions for the transactions may not be satisfied or waived; and other risks and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC and the Company’s other SEC filings. Except as otherwise required by law, the Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report. All forward-looking statements in this Current Report are qualified in their entirety by this cautionary statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURNA INC.

Date: December 7, 2016	By:	/s/ Trent Doucet
Trent Doucet President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 7, 2016 (furnished herewith).

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